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                                                                EXHIBIT 10.1(c)



                AMENDMENT NO. 2 AND AFFIRMATION OF GUARANTIES

This Amendment No. 2 and Affirmation of Guaranties (this "Amendment") dated as of July 14, 1997 is by and among LDM Technologies, Inc., a Michigan ("corporation ("Borrower"), and LDM Holding Canada, Inc. a Michigan corporation ("LDM Holding"), LDM Technologies Company, a Nova Scotia unlimited liability company ("LDM Canda"), LDM Holdings, L.L.C., a Michigan limited liability company ("LDM LLC"), and LDM Canada Limited Partnership, a Michigan limited partnership ("LDM LP") (collectively, the "Guarantors"), and BankAmerica Business Credit, Inc., a Delaware corporation, for itself as a Lender and as Agent for the Lenders (in its capacities as Lender and as Agent, "Lender").

                               RECITALS:

          WHEREAS, Borrower and Lender are parties to a Loan and Security Agreement dated as of January 22, 1997, as amended and otherwise modified prior to the date hereof (as so amended and modified, and as the same may be further amended, restated, supplemented or otherwise modified, the "Loan Agreement"), pursuant to which Lender has made and may hereafter make loans, advances and other extensions of credit to Borrower;

          WHEREAS, Borrower wishes to obtain, and Lender is willing to grant, an amendment to the Loan Agreement as set forth herein, subject to the express terms and conditions specified in this Amendment; and

          WHEREAS, this Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment

          NOW, THEREFORE, in consideration of the foregoing and the agreements, premises and covenants set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Definitions. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to them in the Loan Agreement.

          2.  Amendment to Loan Agreement. Effective as of June 27, 1997,
Section 9.23 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                   9.23 Capital Expenditures.  Neither the Borrower nor any of
              its Subsidiaries shall make or incur any Capital Expenditure if, after giving effect thereto, the aggregate amount of all Capital Expenditures by the Borrower and its Subsidiaries on a consolidated basis would exceed the sum of $14,000,000 plus the aggregate amount of all cash proceeds received by the Borrower from its sale of its Molmec Division facility consisting of real estate in Walled Lake, Michigan, during the 1997 Fiscal Year, $15,000,000, during the 1999 Fiscal Year, and $9,000,000, during each Fiscal Year thereafter.




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          3.  Warranties and Representations.  Borrower and each Guarantor hereby warrants and represents to Leader that:

              (a) Authorization, etc. Each of Borrower and each Guarantor has the power and authority to execute, deliver and perform this Amendment and the Loan Agreement, as amended hereby, as applicable. Each of Borrower and each Guarantor has taken all necessary action (including, without limitation, obtaining approval of its stockholders if necessary) to authorize its execution, delivery and performance of this Amendment and the Loan Agreement, as amended hereby, as applicable. No consent, approval or authorization of, or declaration or filing with, any Governmental Authority, and no consent of any other Person, is required in connection with Borrower's or any Guarantor's execution, delivery and performance of this Amendment, except for those already duly obtained. This Amendment has been duly executed and delivered by Borrower and each Guarantor, and constitutes the legal, valid and binding obligation of Borrower and such Guarantor, enforceable against it in accordance with its terms without defense, setoff or counterclaim. Neither Borrower's nor any Guarantor's execution, delivery and performance of this Amendment do or will conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of Borrower or any of its Subsidiaries by reason of the terms of (a) any contract, mortgage, Lien, lease, agreement, indenture or instrument to which Borrower or any or its Subsidiaries is a party or which is binding upon it, (b) any Requirement of Law applicable to Borrower or any of its Subsidiaries, or (c) the certificate or articles of incorporation or by-laws, partnership agreement or limited liability company agreement of Borrower or any of its Subsidiaries.

              (b) Other Warranties and Representations. All of the warranties and representations of Borrower and each Guarantor contained in the Loan Agreement, the Guarantor Guarantees, and the other Loan Documents (including, without limitation, this Amendment) are true and correct in a material respects on and as of the date hereof (except those representations and warranties made expressly as of a different date).

              (c) No Default or Event of Default. No Default or Event of Default has occurred and is continuing as of the date hereof.

              (d) Conditions Precedent. Notwithstanding any other provision contained in this Amendment or any other document, the effectiveness or this Amendment is further expressly conditioned upon the satisfaction of each matter set forth in this Section 4 on or prior to the date hereof, all in form and substance acceptable to Lender in its sole and absolute discretion:

              (a) Amendment. Lender shall have received a duly executed original of this Amendment signed by Borrower and each Guarantor.

              (b) Warranties and Representation. All of the warranties and representations of Borrower and each Guarantor contained in the Loan Agreement, the Guarantor Guarantees and the others Loan Documents (including, without limitation, this Amendment) shall be true and correct in all material respects on and as of the date hereof (except those representations and warranties made expressly as of a different date).



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              (c)    No Default or Event of Default.  No Default or Event of
Default shall have occurred and be continuing as of the date hereof.

              (d) No Litigation. No litigation, investigation, proceeding, injunction, restraint or other action shall be pending or threatened against Borrower or any Affiliate of Borrower, or any officer, director, or executive of any thereof, which restrains, prevents or imposes adverse conditions upon, or which otherwise relates to, the execution, delivery or performance of this Amendment.

              (e) Consents and Acknowledgments. Borrower shall have obtained all consents, approvals and acknowledgments which may be required with respect to the execution, delivery and performance of this Amendment.

              (f) Fees, Costs and Expenses. Lender shall have received payment of all fees, costs and expenses, including, without limitation, reasonable attorneys' fees and expenses (including, without limitation, the allocated costs and expenses of in-house counsel) and as otherwise due pursuant to the Loan Agreement, incurred by Lender in connection herewith.

         5. Further Assurances. Borrower hereby agrees, at its expense, to duly execute, acknowledge and deliver to Lender all agreements, certificates, instruments, opinions and other documents, and take all such actions, as Lender may request in order to further effectuate the purposes of this Amendment and to carry out the terms hereof.

         6. No Novation; No Consent or Waiver. This Amendment is not, and shall not be construed as, a novation, consent, waiver, release or modification with respect to any of the terms, provisions, conditions, representations, warranties, covenants, rights, powers or remedies set forth in the Loan Agreement or any of the other Loan Documents, except for the specific instance and purpose for which it is granted as expressly specified herein. Lender's failure, at any time or times hereafter, to require strict performance by Borrower of any provision or term of this Amendment shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance herewith. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Amendment shall be deemed to have been suspended or waived by Lender unless such suspension or waiver is (a) in writing and signed by Lender and (b) delivered to Borrower, notwithstanding any prior practice of course of dealing, or any waiver, forbearance or other similar agreement or understanding, whether any of the foregoing were or are oral or written, by or between the parties hereto.

         7. Documents Remain in Effect. Except as amended and modified by this Amendment, the Loan Agreement and the other Loan Documents remain in full force and effect, and Borrower and each Guarantor hereby ratify, adopt and confirm their representations, warranties, agreements and covenants contained in, and obligations and liabilities under, the Loan Agreement and the other Loan Documents.


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        8.   Reference to Loan Agreement.  On and after the effectiveness of this Amendment, each reference in the Loan Agreement, as amended hereby, to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the "Loan Agreement" in any other Loan Document, or in any of the other agreements, documents or other instruments executed and delivered pursuant to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended hereby.

        9. Incorporation of Loan Agreement. Article 15 of the Loan Agreement is incorporated herein by reference with the same effect as if set forth in full herein with only those modifications necessary to permit such Article to refer to this Amendment.

        10. Affirmation of Guaranties. Each of LDM Holding, LDM Canada, LDM LLC and LDM LP (i) consents to and approves the execution and delivery of this Amendment by the parties hereto, (ii) agrees that this Amendment does not and shall not limit or diminish in any manner the obligations of the Guarantors under their respective Guarantor Guarantees dated as of January 22, 1997, or under any of the other documents executed and/or delivered by any of the Guarantors in connection therewith, and agrees that such obligations of the Guarantors would not be limited or diminished in any manner even if the Guarantors had not executed this Amendment, (iii) agrees that this Amendment shall not be construed as requiring the consent of the Guarantors in any other circumstance, (iv) reaffirms its obligations under each of the Guarantor Guarantees and such other related documents, and (v) agrees that the Guarantor Guarantees and such other related documents remain in full force and effect and are each hereby ratified and confirmed.

                          [signature page follows]






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        IN, WITNESS WHEREOF, this Amendment No. 2 and Affirmation of Guaranties has been duly executed as of the date first written above.

                               LDM TECHNOLOGIES, INC.


                               By:   Joe Balous
                                  ---------------------------------
                               Title:  Chairman
                                     ------------------------------


                               BANKAMERICA BUSINESS CREDIT, INC,
                               as Lender and as Agent

                               By: [SIG]
                                  ---------------------------------
                               Title: Vice President
                                     ------------------------------


                               LDM HOLDING CANADA, INC,

                               By:   Joe Balous
                                  ---------------------------------
                               Title:  Chairman
                                     ------------------------------

                               LDM TECHNOLOGIES COMPANY

                               By:   Joe Balous
                                  ---------------------------------
                               Title:  Chairman
                                     ------------------------------

                               LDM HOLDINGS, L.L.C

                               By:  LDM TECHNOLOGIES INC.,
                                    its Member

                                    By:  Joe Balous
                                       ----------------------------
                                    Title: Chairman
                                          -------------------------





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                                     LDM CANADA LIMITED PARTNERSHIP

                                     By:  LDM HOLDINGS, L.L.C.,
                                          its General Partner

                                          By:  LDM TECHNOLOGIES, INC.,
                                               its Member

                                               By:  Joe Balous
                                                  ------------------------
                                               Title: Chairman
                                                     ---------------------






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